Filed pursuant to Rule 497

File No. 333-228720

Rule 482ad

Pricing Terms

GLADSTONE CAPITAL CORPORATION

$33,750,000

5.375% Notes Due 2024

Pricing Term Sheet

October 7, 2019

The following sets forth the final terms of the 5.375% Notes due 2024 (the “Notes”) and should only be read together with the preliminary prospectus supplement dated October 7, 2019, together with the accompanying prospectus dated February 5, 2019, relating to these securities (the “Preliminary Prospectus”) and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus. In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus. All references to dollar amounts are references to U.S. dollars.

Issuer:	Gladstone Capital Corporation (the “Company”)

Title of the Securities:	5.375% Notes due 2024

Initial Aggregate Principal Amount Being Offered:	$33,750,000

Over-Allotment Option:	$5,062,500 aggregate principal amount of Notes within 30 days of the date hereof solely to cover over-allotments, if any.

Issue Price:	$25.00

Principal Payable at Maturity:	100% of the aggregate principal amount; the principal amount of each Note will be payable on its stated maturity date at the office of the trustee, paying agent, and security registrar for the Notes or at such other office as the Company may designate.

Type of Note:	Fixed rate note

Listing:	The Company intends to list the Notes on The Nasdaq Global Select Market within 30 days of the original issue date under the trading symbol “GLADL”.

Stated Maturity Date:	November 1, 2024

Interest Rate:	5.375% per year

Underwriting Discount:	3.00% (or $1,012,500 total assuming the over-allotment option is not exercised)

Net Proceeds to the Issuer, before Expenses:	97.00% (or $32,737,500 total assuming the over-allotment option is not exercised)

Day Count Basis:	360-day year of twelve 30-day months

Trade Date:	October 7, 2019

Settlement Date:	October 10, 2019 (T+3)*

Date Interest Starts Accruing:	October 10, 2019

Interest Payment Dates:	Every February 1, May 1, August 1 and November 1, commencing November 1, 2019. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.

Interest Periods:	The initial interest period will be the period from and including October 10, 2019, to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.

Specified Currency:	U.S. Dollars

Denominations:	The Company will issue the Notes in denominations of $25 and integral multiples of $25 in excess thereof.

Business Day:	Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in the City of New York, Nashville, Tennessee or another place of payment are authorized or obligated by law or executive order to close.

Optional Redemption:	The Notes may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after November 1, 2021, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount of the Notes plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption.

CUSIP / ISIN:	376535 704 / US3765357047

Use of Proceeds:	The Company intends to use the net proceeds from this offering to reduce outstanding obligations under its credit facility, to fund new investment opportunities, and for other general corporate purposes

Joint Book-Running Managers:	Janney Montgomery Scott LLC, Ladenburg Thalmann & Co. Inc. and B. Riley FBR, Inc.

Co-Managers:	William Blair & Company, L.L.C. and Wedbush Securities Inc.

Trustee, Paying Agent, and Security Registrar:	U.S. Bank National Association

*

Under Rule 15c6-1 of the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes on the date of pricing will be required, by virtue of the fact that the Notes initially will settle T+3, to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the Notes who wish to trade the Notes on the date of pricing should consult their own advisor.

This pricing term sheet, the preliminary prospectus supplement and the accompanying prospectus are not offers to sell or the solicitation of offers to buy, nor will there be any sale of the Notes referred to in this pricing term sheet, in any jurisdiction where such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the U.S. Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related preliminary prospectus supplement, copies of which may be obtained, when available, from Janney Montgomery Scott LLC, 1717 Arch Street, Philadelphia, PA 19103; Ladenburg Thalmann & Co. Inc., 277 Park Avenue, 12th Floor, New York, New York 10172; and B. Riley FBR, Inc., 299 Park Avenue, 7th Floor, New York, New York 10171. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement and accompanying prospectus contain this and other information about the Company and should be read carefully before investing.